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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2002


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2002, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2002-4)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------

             (Exact name of registrant as specified in its charter)
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 Delaware                          333-99117               33-0885129
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(State or Other Jurisdiction      (Commission          (I.R.S. Employer
of Incorporation)                 File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California 92868                                       10013
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: 714-564-0660

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                  Description
-----------                -----------                  -----------

1                          5.1, 8.1, 23.1               Opinion and Consent of
                                                        Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 13, 2002


                                                   AMERIQUEST MORTGAGE
                                                   SECURITIES INC.


                                                   By:  /s/ John P. Grazer
                                                        ------------------
                                                   Name:    John P. Grazer
                                                   Title:   CFO

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                   Description
------            -----------                   -----------

1                 5.1, 8.1, 23.1                Opinion and Consent of Counsel